FIRST AMENDMENT

TO

FOURTH AMENDED AND RESTATED MASTER LEASE AND ACCESS AGREEMENT

THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED MASTER LEASE AND ACCESS AGREEMENT (this “Amendment”) is entered into as of October 13, 2017 to be effective 12:01 a.m. Central Time (the “Effective Time”) on January 13, 2017 (the “Effective Date”) by and between the Parties whose signatures are set forth below.
WHEREAS, On or about January 1, 2017, the Parties entered into a certain Fourth Amended and Restated Master Lease and Access Agreement (the “Agreement”), and now desire to amend certain provisions of the Agreement as set forth herein. Capitalized terms used but not otherwise defined in this Amendment have the meanings ascribed to such terms in the Agreement.
NOW, THEREFORE, in consideration of the premises and the covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as of the Effective Date, the Parties hereby amend the Agreement as follows:

1.Amendment to Exhibit E-1 and Exhibit F-1. Exhibit E-1 and Exhibit F-1attached to the Agreement are hereby deleted and replaced in their entirety with Exhibit E-1 and Exhibit F-1, respectively, attached to this Amendment.
2.Counterparts. This Amendment may be executed in counterparts each of which shall be deemed an original. An executed counterpart of this Amendment transmitted by facsimile shall be equally as effective as a manually executed counterpart.
3.Successors and Assigns. This Amendment shall inure for the benefit of and shall be binding on each of the Parties and their respective successors and/or assigns.
4.Entire Agreement. This Amendment contains the entire agreement between the Parties as to the subject matter hereof and, except as provided for in this Amendment, the terms and provisions of the Agreement shall remain in full force and effect.

[Remainder of Page Intentionally Left Blank]

Exhibit E-1

4833-9228-2703, v. 2

IN WITNESS WHEREOF, the Parties have executed this First Amendment to Fourth Amended and Restated Master Lease and Access Agreement to be effective as of the Effective Date.

Related Refinery Owners:
HOLLYFRONTIER EL DORADO REFINING LLC
HOLLYFRONTIER CHEYENNE REFINING LLC
HOLLYFRONTIER TULSA REFINING LLC
HOLLYFRONTIER WOODS CROSS REFINING LLC
HOLLYFRONTIER NAVAJO REFINING LLC

By:     /s/ George J. Damiris
Name: George J. Damiris
Title: Chief Executive Officer and President

Relevant Asset Owners:
EL DORADO LOGISTICS LLC
EL DORADO OPERATING LLC
CHEYENNE LOGISTICS LLC
HEP TULSA LLC
WOODS CROSS OPERATING LLC
HEP WOODS CROSS, L.L.C.
HEP PIPELINE, L.L.C.

By:    /s/ Richard L. Voliva III
Name: Richard L. Voliva III
Title:    Executive Vice President and CFO

Exhibit E-1
to
Fourth Amended and Restated Master Lease and Access Agreement

Applicable Assets: El Dorado Refinery Complex (for El Dorado Logistics)

1.	The following storage tanks located on the Land described under “Storage Tanks” and “Propane Tank Loading Rack and Tanks 600-621” on Exhibit F-1.

Exhibit E-1

4833-9228-2703, v. 2

TANK ID NUMBER	CURRENT SERVICE/PRODUCT	NOMINAL CAPACITY, BBLS
1	N/A	DEMO
2	N/A	DEMO
3	ULSD	40,425
15	ULSD	12,422
16	Light Slop	28,880
17	Gasoline	92,740
18	Gasoline	88,600
19	Gasoline	90,733
20	Finish Gasoline	17,961
21	ULSD	120,639
23	ULSD	113,182
24	ULSD	119,269
25	Av Jet	65,117
29	CRU1 Feed	33,723
30	CRU2 Feed	39,417
31	ULSD	23,792
32	Finish Gasoline	74,847
64	Gasoline	17,961
65	Gasoline	17,941
66	Naphtha	22,582
75	ULS k	24,938
78	ULS k	9,226
127	Heavy Slop	20,504
654	Sour Distilate	77,596
642	HTU2 Chg.	78,511
655	HTU2 Chg.	76,750
649	HTU4 CHg.	100,000

Exhibit E-1

4833-9228-2703, v. 2

TANK ID NUMBER	CURRENT SERVICE/PRODUCT	NOMINAL CAPACITY, BBLS
137	Gas Oil/Sour diesel	192,000
138	Gas Oil	193,742
139	Gas Oil	74,792
142	Gas Oil	191,563
143	Gas Oil	191,570
159	Slurry	9,778
167	Slurry	8,908
650	ULSD Dock	36,000
178	Coke Charge/Swing Tank	80,000
192	N/A	DEMO
212	Coker Chg.	76,524
213	Asphalt	77,675
215	AV Jet	67,529
216	Alkylate	72,618
218	Gas Oil	77,675
219	Reformate	71,466
220	Swing Tank	71,495
221	Gasoline Swing	71,508
222	Gasoline Swing	71,509
223	Reformate	72,893
224	Jet Fuel	71,534
225	HTU1 Chg, kerosene	28,882
226	Finish Gasoline	27,679
227	Natural Gasoline	27,701
230	Diesel (RAM)	4,780
231	Light Cycle (RAM)	1,923
250	FCCU Gasoline	75,354

Exhibit E-1

4833-9228-2703, v. 2

TANK ID NUMBER	CURRENT SERVICE/PRODUCT	NOMINAL CAPACITY, BBLS
251	FCCU Gasoline	75,968
252	FCCU Gasoline	75,968
253	Natural Gasoline	74,653
254	Isomerate	19,318
255	Isomerate	19,318
256	TEL Wash	950
447	Finish Gasoline	17,730
448	Gasoline	16,109
453	Ethanol	5,121
457	HTU3 Chg, LSR	32,690
458	Isomerate	32,690
490	ULSD	116,094
600	Propane	625
601	Propane	625
602	Propane	625
603	Propane	625
604	Propane	625
605	Propane	625
606	Propane	625
607	Propane	625
608	Propane	625
609	Propane	625
610	Propane	625
611	Propane	625
612	Propane	625
613	Propane	625
614	Propane	625

Exhibit E-1

4833-9228-2703, v. 2

TANK ID NUMBER	CURRENT SERVICE/PRODUCT	NOMINAL CAPACITY, BBLS
615	Propane	625
616	Propane	625
617	Propane	625
618	Propane	625
619	Propane	625
620	Propane	575
621	Propane	100
640	Asphalt	66,859
641	Propane	6,813
647	Asphalt	76,600
651	Heavy Atmospheric Gas Oil (HAGO)	32,346
653	HAGO	32,344
656	Diesel	500
657	Diesel	500

2.	The Refined Products Truck Loading Rack located on the Land described under “Refined Products Truck Loading Rack” on Exhibit F-1.

3.	The Propane Truck Loading Rack located on the Land described under “Propane Truck Loading Rack” on Exhibit F-1.

Exhibit E-1

4833-9228-2703, v. 2

Exhibit F-1
to
Fifth Amended and Restated Master Lease and Access Agreement

[Legal Description for El Dorado Refinery Complex]

Storage Tanks
Tract 1
(Tanks 3, 15, and 448)
A tract of land lying in the Southeast Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the said Southeast Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 32°39'24" East a distance of 1,674.34 feet to the POINT OF BEGINNING;
THENCE North 90°00’00” East a distance of 76.12 feet;
THENCE South 01°41'08" East a distance of 193.10 feet;
THENCE South 87°48'56" East a distance of 148.93 feet;
THENCE South 00°58'18" East a distance of 135.27 feet;
THENCE North 87°33'48" West a distance of 160.50 feet;
THENCE North 89°06'29" West a distance of 122.95 feet;
THENCE South 00°20'29" East a distance of 129.20 feet;
THENCE South 89°32'57" West a distance of 97.73 feet;
THENCE North 01°15'33" West a distance of 274.71 feet;
THENCE North 47°02'18" East a distance of 68.31 feet;
THENCE North 90°00’00” East a distance of 102.25 feet;
THENCE North 00°29'09" East a distance of 133.98 feet to the POINT OF BEGINNING.
Said tract of land containing 87,220 square feet or 2.0023 acres more or less.

Exhibit E-1

4833-9228-2703, v. 2

Tract 2
(Tank 16)
A tract of land lying in the Southeast Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the said Southeast Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 20°04'17" East a distance of 2,155.66 feet to the POINT OF BEGINNING;
THENCE North 88°49'54" East a distance of 111.73 feet;
THENCE South 00°00’00” West a distance of 104.04 feet;
THENCE North 73°01'07" West a distance of 114.41 feet;
THENCE North 01°54'37" West a distance of 68.39 feet to the POINT OF BEGINNING.
Said tract of land containing 9,512 square feet or 0.2184 acres more or less.

Tract 3
(Tanks 17, 642, 650 and 447)
A tract of land lying in the South Half of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the Southeast Quarter of said Section 10, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 11°35'46" West a distance of 1,415.56 feet to the POINT OF BEGINNING;
THENCE North 88°54'16" East a distance of 969.62 feet;
THENCE South 00°10'29" West a distance of 173.43 feet;
THENCE North 89°52'18" West a distance of 296.67 feet;
THENCE South 00°18'30" East a distance of 135.24 feet;
THENCE South 89°39'45" West a distance of 664.39 feet;
THENCE North 01°40'43" West a distance of 293.51 feet to the POINT OF BEGINNING.
Said tract of land containing 249,588 square feet or 5.7298 acres more or less.

Exhibit E-1

4833-9228-2703, v. 2

Tract 4
(Tanks 18, 19, 20, 32, 64, 65, 75, and 78)
A tract of land lying in the Southeast Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the said Southeast Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 21°40'09" East a distance of 271.04 feet to the POINT OF BEGINNING;
THENCE North 90°00’00” East a distance of 393.08 feet;
THENCE North 68°12'37" East a distance of 124.83 feet;
THENCE South 89°29'19" East a distance of 112.89 feet;
THENCE South 00°03'51" East a distance of 753.65 feet;
THENCE North 89°22'39" West a distance of 164.23 feet;
THENCE South 00°37'23" West a distance of 164.14 feet;
THENCE South 88°59'44" West a distance of 101.76 feet;
THENCE North 01°01'21" West a distance of 80.96 feet;
THENCE North 89°41'01" West a distance of 111.36 feet;
THENCE South 00°00'43" East a distance of 221.61 feet;
THENCE North 88°49'10" West a distance of 214.01 feet;
THENCE North 05°15'42" West a distance of 444.99 feet;
THENCE North 01°16'34" East a distance of 565.11 feet to the POINT OF BEGINNING.
Said tract of land containing 547,812 square feet or 12.5760 acres more or less.

Tract 5
(Tanks 21, 23, 24, 25, 31, 654, 225, 226, 227, 490 and 641)
A tract of land lying in the Southwest Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northeast corner of the said Southwest Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;

Exhibit E-1

4833-9228-2703, v. 2

THENCE South 88°24'26" West, along the north line of said Southwest Quarter, a distance of 1,325.13 feet;
THENCE South 01°03'34" East a distance of 367.57 feet to the POINT OF BEGINNING;
THENCE North 87°36'17" East a distance of 205.95 feet;
THENCE North 01°21'23" West a distance of 295.87 feet;
THENCE South 89°31'50" East a distance of 254.89 feet;
THENCE South 03°51'33" East a distance of 186.25 feet;
THENCE South 44°13'56" West a distance of 107.82 feet;
THENCE South 00°03'30" West a distance of 349.66 feet;
THENCE North 87°40'25" East a distance of 332.81 feet;
THENCE North 44°22'24" East a distance of 131.44 feet;
THENCE North 02°12'14" West a distance of 271.63 feet;
THENCE South 90°00’00” West a distance of 104.46 feet;
THENCE North 00°57'20" West a distance of 250.58 feet;
THENCE North 88°25'31" East a distance of 383.91 feet;
THENCE South 02°28'23" East a distance of 305.23 feet;
THENCE South 73°43'44" East a distance of 150.78 feet;
THENCE South 07°50'03" East a distance of 396.39 feet;
THENCE South 87°40'29" West a distance of 586.33 feet;
THENCE South 03°00'15" East a distance of 378.52 feet;
THENCE South 88°37'24" West a distance of 660.09 feet;
THENCE North 03°22'06" West a distance of 360.11 feet;
THENCE North 00°47'50" East a distance of 117.28 feet;
THENCE North 34°42'44" West a distance of 71.74 feet;
THENCE North 01°03'34" West a distance of 292.29 feet to the POINT OF BEGINNING.
Said tract of land containing 861,557 square feet or 19.7786 acres more or less.

Exhibit E-1

4833-9228-2703, v. 2

Tract 6
(Tanks 215, 216 and 220)
A tract of land lying in the Southwest Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northeast corner of the said Southwest Quarter, from whence the northwest corner of said Southwest Quarter bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 88°24'26" West, along the north line of said Southwest Quarter, a distance of 1,325.13 feet;
THENCE South 01°03'34" East a distance of 659.86 feet;
THENCE South 88°22'51" West a distance of 69.13 feet to the POINT OF BEGINNING;
THENCE South 00°23'41" East a distance of 649.43 feet;
THENCE South 51°54'01" West a distance of 129.14 feet;
THENCE South 01°57'31" East a distance of 116.60 feet;
THENCE South 42°49'35" East a distance of 148.03 feet;
THENCE South 00°18'42" West a distance of 187.73 feet;
THENCE South 88°14'37" West a distance of 301.63 feet;
THENCE North 02°28'43" West a distance of 1,142.50 feet;
THENCE North 88°22'51" East a distance of 344.60 feet to the POINT OF BEGINNING.
Said tract of land containing 348,642 square feet or 8.0037 acres more or less.

Tract 7
(Tanks 219, 221, 222, 223, 224, 250, 251, and 252)
A tract of land lying in the Southwest Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northeast corner of the said Southwest Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 88°24'26" West, along the north line of said Southwest Quarter, a distance of 1,325.13 feet;

Exhibit E-1

4833-9228-2703, v. 2

THENCE South 01°03'34" East a distance of 659.86 feet;
THENCE South 88°22'51" West a distance of 543.81 feet to the POINT OF BEGINNING;
THENCE South 00°13'26" West a distance of 212.34 feet;
THENCE South 50°35'42" West a distance of 96.96 feet;
THENCE South 00°19'06" West a distance of 133.48 feet;
THENCE South 61°15'16" East a distance of 95.60 feet;
THENCE South 02°58'18" East a distance of 1,328.34 feet;
THENCE South 45°00'29" West a distance of 167.07 feet;
THENCE North 82°34'14" West a distance of 168.65 feet;
THENCE North 29°08'28" West a distance of 126.92 feet;
THENCE North 02°25'20" West a distance of 642.84 feet;
THENCE North 89°47'54" West a distance of 350.79 feet;
THENCE North 01°55'16" West a distance of 1,103.08 feet;
THENCE North 88°22'51" East a distance of 686.21 feet to the POINT OF BEGINNING.
Said tract of land containing 998,424 square feet or 22.9207 acres more or less.

Tract 8
(Tank 218)
A tract of land lying in the Southwest Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northeast corner of the said Southwest Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 34°03'37" West a distance of 2,849.63 feet to the POINT OF BEGINNING;
THENCE South 88°56'22" East a distance of 86.29 feet;
THENCE South 52°23'25" East a distance of 114.29 feet;
THENCE South 04°00'10" East a distance of 129.69 feet;
THENCE South 87°47'37" West a distance of 262.75 feet;

Exhibit E-1

4833-9228-2703, v. 2

THENCE North 04°11'10" West a distance of 131.33 feet;
THENCE North 47°12'38" East a distance of 117.57 feet to the POINT OF BEGINNING.
Said tract of land containing 47,374 square feet or 1.0876 acres more or less.

Tract 9
(Tanks 655, 649, 137, 138 and 139)
A tract of land lying in the Southwest Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northeast corner of the said Southwest Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 40°38'07" West a distance of 1,838.56 feet to the POINT OF BEGINNING;
THENCE North 89°52'55" East a distance of 626.05 feet;
THENCE South 38°45'27" East a distance of 142.27 feet;
THENCE South 00°34'29" West a distance of 514.76 feet;
THENCE South 37°41'51" West a distance of 200.54 feet;
THENCE South 88°37'07" West a distance of 324.57 feet;
THENCE South 01°24'13" East a distance of 445.50 feet;
THENCE South 87°42'39" West a distance of 227.55 feet;
THENCE North 41°39'02" West a distance of 131.37 feet;
THENCE North 01°20'52" West a distance of 1,059.76 feet;
THENCE North 36°53'11" East a distance of 109.68 feet to the POINT OF BEGINNING.
Said tract of land containing 727,128 square feet or 16.6926 acres more or less.

Tract 10
(Tanks 142 and 143)
A tract of land lying in the Northwest Quarter of Section 15, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

Exhibit E-1

4833-9228-2703, v. 2

COMMENCING at the northwest corner of the said Northwest Quarter of Section 15, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;
THENCE South 09°57'01" East a distance of 492.35 feet to the POINT OF BEGINNING;
THENCE North 88°29'25" East a distance of 502.80 feet;
THENCE South 62°40'57" East a distance of 63.92 feet;
THENCE South 02°58'50" East a distance of 345.87 feet;
THENCE South 86°20'48" West a distance of 564.35 feet;
THENCE North 02°02'46" West a distance of 397.70 feet to the POINT OF BEGINNING.
Said tract of land containing 216,393 square feet or 4.9677 acres more or less.

Tract 11
(Tanks 254, 255 and 256)
A tract of land lying in the Northwest Quarter of Section 15, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the said Northwest Quarter of Section 15, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;
THENCE South 79°15'07" East a distance of 773.84 feet to the POINT OF BEGINNING;
THENCE North 86°28'46" East a distance of 53.25 feet;
THENCE South 02°46'48" East a distance of 84.29 feet;
THENCE South 00°25'57" East a distance of 216.62 feet;
THENCE South 90°00’00” West a distance of 101.39 feet;
THENCE North 02°37'59" West a distance of 213.57 feet;
THENCE North 85°32'03" East a distance of 52.49 feet;
THENCE North 00°00’00” East a distance of 80.11 feet to the POINT OF BEGINNING.
Said tract of land containing 27,360 square feet or 0.6281 acres more or less.

Exhibit E-1

4833-9228-2703, v. 2

Tract 12
(Tanks 178, 212, 213, 230, and 231)
A tract of land lying in the Northeast Quarter of Section 15, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the Northwest Quarter of said Section 15, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;
THENCE South 85°06'15" East a distance of 2,940.18 feet to the POINT OF BEGINNING;
THENCE North 86°03'54" East a distance of 311.95 feet;
THENCE North 01°23'53" West a distance of 20.44 feet;
THENCE North 89°55'17" East a distance of 90.83 feet;
THENCE South 05°33'23" East a distance of 56.08 feet;
THENCE South 56°05'10" West a distance of 250.51 feet;
THENCE South 02°24'10" East a distance of 390.70 feet;
THENCE South 88°55'11" West a distance of 200.37 feet;
THENCE North 01°34'52" West a distance of 547.97 feet to the POINT OF BEGINNING.
Said tract of land containing 132,389 square feet or 3.0392 acres more or less.

Tract 13
(Tanks 159 and 167)
A tract of land lying in the Northeast Quarter of Section 15, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the Northwest Quarter of said Section 15, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;
THENCE North 88°43'03" East a distance of 3,230.68 feet to the POINT OF BEGINNING;
THENCE North 84°50'40" East a distance of 88.48 feet;
THENCE South 01°50'55" East a distance of 151.75 feet;
THENCE South 87°42'39" West a distance of 91.86 feet;
THENCE North 00°28'33" West a distance of 147.39 feet to the POINT OF BEGINNING.

Exhibit E-1

4833-9228-2703, v. 2

Said tract of land containing 13,468 square feet or 0.3092 acres more or less.
Tract 15
(Tank 127)
A tract of land lying in the Southeast Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the said Southeast Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 06°28'34" East a distance of 2,059.89 feet to the POINT OF BEGINNING;
THENCE North 88°10'23" East a distance of 71.34 feet;
THENCE South 00°00’00” West a distance of 75.05 feet;
THENCE South 88°06'47" West a distance of 69.07 feet;
THENCE North 01°44'12" West a distance of 75.09 feet to the POINT OF BEGINNING.
Said tract of land containing 5,269 square feet or 0.1210 acres more or less.

Tract 16
(Tanks 29, 30 and 66)
A tract of land lying in the Southeast Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the said Southeast Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 03°42'00" East a distance of 1,759.51 feet to the POINT OF BEGINNING;
THENCE North 90°00’00” East a distance of 403.67 feet;
THENCE South 00°22'16" East a distance of 330.67 feet;
THENCE North 89°28'46" West a distance of 117.79 feet;
THENCE North 33°56'44" West a distance of 141.90 feet;
THENCE West a distance of 200.23 feet;
THENCE North 02°18'54" West a distance of 212.06 feet to the POINT OF BEGINNING.
Said tract of land containing 103,314 square feet or 2.3718 acres more or less.

Exhibit E-1

4833-9228-2703, v. 2

Tract 17
(Tank 453)
A tract of land lying in the Southeast Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the said Southeast Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 23°15'01" East a distance of 2,282.23 feet to the POINT OF BEGINNING;
THENCE North 80°38'00" East a distance of 79.33 feet;
THENCE South 02°43'41" East a distance of 79.83 feet;
THENCE South 87°44'00" West a distance of 76.81 feet;
THENCE North 04°21'13" West a distance of 70.07 feet to the POINT OF BEGINNING.
Said tract of land containing 5,834 square feet or 0.1339 acres more or less.

Tract 18
(Tanks 253)
A tract of land lying in the Northwest Quarter of Section 15, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the said Northwest Quarter of Section 15, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;
THENCE South 86°51'28" East a distance of 958.25 feet to the POINT OF BEGINNING;
THENCE North 87°00'38" East a distance of 220.65 feet;
THENCE South 03°00'49" East a distance of 218.94 feet;
THENCE South 90°00’00” West a distance of 223.64 feet;
THENCE North 02°16'23" West a distance of 207.30 feet to the POINT OF BEGINNING.
Said tract of land containing 47,316 square feet or 1.0862 acres more or less.

Exhibit E-1

4833-9228-2703, v. 2

Tract 19
(Tanks 457 and 458)
A tract of land lying in the Northwest Quarter of Section 15, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the said Northwest Quarter of Section 15, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;
THENCE South 55°24'56" East a distance of 937.55 feet to the POINT OF BEGINNING;
THENCE North 88°27'38" East a distance of 153.75 feet;
THENCE South 02°19'34" East a distance of 325.75 feet;
THENCE South 89°03'40" West a distance of 151.24 feet;
THENCE North 02°46'32" West a distance of 324.21 feet to the POINT OF BEGINNING.
Said tract of land containing 49,544 square feet or 1.1374 acres more or less.

Tract 20
(Tank 640)

A tract of land lying in the Northeast Quarter of Section 15, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

COMMENCING at the northwest corner of the Northwest Quarter of said Section 15, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;

THENCE North 88°28'37" East a distance of 2,901.96 feet to the POINT OF BEGINNING;

THENCE continuing North 88°28'37" East a distance of 161.88 feet;

THENCE South 01°09'07" East a distance of 166.25 feet;

THENCE South 89°49'48" West a distance of 161.29 feet;

THENCE North 01°21'57" West a distance of 162.44 feet to the POINT OF BEGINNING.

Said tract of land containing 26,553 square feet or 0.6096 acres more or less.

Exhibit E-1

4833-9228-2703, v. 2

Tract 21
(Tank 647)

A tract of land lying in the Southwest Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

COMMENCING at the northeast corner of the said Southwest Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;

THENCE South 88°24'26" West, along the north line of said Southwest Quarter, a distance of 869.29 feet;

THENCE South 03°51'33" East a distance of 264.28 feet;

THENCE South 44°13'56" West a distance of 107.82 feet to the POINT OF BEGINNING;

THENCE North 90°00’00” East a distance of 414.78 feet;

THENCE South 02°12'14" East a distance of 242.38 feet;

THENCE South 44°22'24" West a distance of 131.44 feet;

THENCE South 87°40'25" West a distance of 332.81 feet;

THENCE North 00°03'30" East a distance of 349.66 feet to the POINT OF BEGINNING.

Said tract of land containing 139,420 square feet or 3.2006 acres, more or less.

Refined Products Truck Loading Rack
Tract 22
A tract of land lying in the Southwest Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the southwest corner of the said Southwest Quarter of Section 10, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;
THENCE North 33°26'24" East a distance of 92.46 feet to the POINT OF BEGINNING;
THENCE North 00°54'02" West a distance of 138.96 feet;
THENCE North 06°15'19" West a distance of 148.36 feet;

Exhibit E-1

4833-9228-2703, v. 2

THENCE North 01°00'00" West a distance of 339.22 feet;
THENCE North 01°59'23" West a distance of 106.61 feet;
THENCE North 89°03'14" East a distance of 359.11 feet;
THENCE South 00°54'13" East a distance of 376.13 feet;
THENCE South 86°14'59" West a distance of 11.84 feet;
THENCE South 00°57'00" East a distance of 387.49 feet;
THENCE South 89°26'08" West a distance of 309.78 feet;
THENCE North 36°44'24" West a distance of 36.56 feet to the POINT OF BEGINNING.
Said tract of land containing 264,128 square feet or 6.0635 acres more or less.

Propane Tank Loading Rack and Tanks 600-621
Tract 23
A tract of land lying in the Southeast Quarter of Section 9, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the southeast corner of the said Southeast Quarter of Section 9, from whence the northeast corner of the Southeast Quarter of Section 9, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;
THENCE North 08°04'04" West a distance of 963.22 feet to the POINT OF BEGINNING;
THENCE South 88°56'02" West a distance of 354.67 feet;
THENCE North 01°31'06" West a distance of 361.38 feet;
THENCE North 45°34'52" West a distance of 273.12 feet;
THENCE North 00°53'06" West a distance of 297.39 feet;
THENCE North 88°50'01" East a distance of 548.73 feet;
THENCE South 01°01'16" East a distance of 854.46 feet to the POINT OF BEGINNING.

Said tract of land containing 380,628 square feet or 8.7380 acres more or less.

Exhibit E-1

4833-9228-2703, v. 2

Tract 24
Tank #651, 653, 656 and 657

A tract of land lying in the Northeast Quarter of Section 15, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

COMMENCING at the northwest corner of the Northwest Quarter of said Section 15, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;

THENCE North 88°28'37" East a distance of 3,063.84 feet to the POINT OF BEGINNING;

THENCE continuing North 88°28'37" East a distance of 167.06 feet;

THENCE South 00°28'33" East a distance of 294.99 feet;

THENCE North 89°55'17" East a distance of 7.96 feet;

THENCE South 01°23'53" East a distance of 20.44 feet;

THENCE South 86°03'54" West a distance of 171.82 feet;

THENCE North 01°09'07" West a distance of 322.82 feet to the POINT OF BEGINNING.

Said tract of land containing 52,919 square feet or 1.2149 acres more or less.

Tract 25

[Intentionally Omitted]

Exhibit E-1

4833-9228-2703, v. 2

Tract 26
Refinery Units

Hydrogen Generation Unit

Beginning at the Northwest corner of the HGU-3 Unit Refinery Station S2439’-6”, W2572’-11”; thence S01°35’05”W a distance of 193 feet; thence S88°29’25”E, a distance of 134 feet; thence N01°35’05”E, a distance of 22 feet; thence N88°28’00”W, a distance of 24 feet; thence N01°35’05”E, a distance of 171 feet; thence N88°24’55”W, a distance of 110 feet to the Point of Beginning. Contains 21,749 square feet. See next page.

Exhibit E-1

4833-9228-2703, v. 2

GOEDECKE SURVEYING, LLC

205 S MAIN PO BOX 68 EL DORADO KS 67042
PHONE 316-321-3773 FAX 316-321-4199

Scale 1" = 30'

30 0 30

EXHIBIT A
HGU-3 UNIT

P.O.B.
S2439'-6"
W2572'-11"
S2444'-10"
W2463'-1"
N88°24'55"W
110'
S01°35'05"W
193'
N01°35'05"E
171'
S2617'-3"
W2472'-11"
S2617'-7"
W2449'-0"
N88°28'00"W
24'
N01°35'05"E
22'
S88°29'25"E
134'
S2632'-1"
W2584'-0"
S2639'-8"
W2450'-3"

Exhibit E-1

4833-9228-2703, v. 2

Naphtha Fractionation Unit

Beginning at the Northeast corner of the Fractionator Unit Refinery Station S1259’-4”, W1448’-4”; thence N88°01’22”W, a distance of 56.8’; thence S88°16’33”W, a distance of 125.5 feet; thence S43°02’36”W, a distance of 14.1’; thence S01°43’45”E, a distance of 94.6 feet; thence N88°16’33”E, a distance of 171.3 feet; thence N78°17’00”E, a distance of 21 feet; thence N01°43’27”W, a distance of 97.3 feet to the Point of Beginning. Contains 19,882 square feet. See next page.

Exhibit E-1

4833-9228-2703, v. 2

GOEDECKE SURVEYING, LLC

105 S MAIN PO BOX 68 EL DORADO KS 67042
PHONE 316-321-3773 FAX 316-321-4199

EXHIBIT A
FRACTIONATOR UNIT

Scale 1" = 30'

30 0 30
P.O.B.
S1259'-4"
W1448'-4"
N01°43'27"W
97.3'
S1356'-7"
W1448-4"
N78°17'00"E
21'
S1360'-9"
W1469-0"
N88°01'22"W
56.8'
S1255'-6"
W1505'-0"
N88°16'33"E
171.3'
S88°16'33"W
125.5'
S1255'-6"
W1630'-5"
S43°02'36"W
14.1'
S01°43'45"E
94.6'
S1265'-6"
W1640-4"
S1360-2"
W1640-4"

4833-9228-2703,

Exhibit E-1

4833-9228-2703, v. 2

v. 2

Exhibit E-1

4833-9228-2703, v. 2